EXHIBIT 10.12a
                                                                  --------------

                             SUBSCRIPTION AGREEMENT
                             ----------------------


     SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof among, EMPIRE MINERALS CORP. (formerly known as Xacord nrp.)., a Delaware corporation, having a place of business 410 Park Avenue, 15th Floor, New York NY 10022 (the "Company"), and the undersigned, as identified on the `Signature Page' below (the "Subscriber" or "Investor").

                                   WITNESSETH:

     WHEREAS, the Company is offering up to an aggregate of 5,000,000 special warrants (the "Special Warrants") at a subscription price of US$0.50 per Special Warrant, with each Special Warrant being convertible upon satisfaction of the Conversion Conditions (as hereinafter defined) into one share of common stock of the Company (the "Share(s)") in the capital of the Company at a price of US$0.50 and one half of one Common Share purchase warrant (each whole warrant, a "Warrant"). Each Warrant will entitle the holder thereof to acquire one Share at an exercise price of US$0.65 for a period of two years from the Closing Date. The Company has reserved right to increase the number of Shares sold in this "Offering" (as hereinafter defined) or sell additional Shares in one or more similar offering at no less than the price per Share herein if offered within 90 days from the date of closing of this Offering (the "Closing )ate").

     WHEREAS, the Special Warrants will be convertible into underlying Shares and Warrants automatically upon the third day following: (i) the date on which a receipt is issued by the securities regulatory authorities for a (final) prospectus in relation to the filing of a (final) long form prospectus qualifying the distribution of the Shares and Warrants in Canada; (ii) the Toronto Stock Exchange issuing notice of the approval of the Shares and Shares underlying the Warrants for trading thereon; (iii) a resale registration statement being declared effective clearing the distribution of the Shares and Warrants in the United States; and (iv) the Company confirming in writing to the special warrant agent that the conditions in (i), (ii) and (iii) above have been fulfilled and that all other regulatory or other approvals have been received (the completion of the items set out at (i)-(iv) above being the "Conversion Conditions").

     WHEREAS, the Offering shall terminate at the Company's discretion without notice to the Subscriber or on such date on which all of the offered Special Warrants are sold. The Offering is not contingent upon the sale of any minimum number of Special Warrants;

     WHEREAS, the Company is offering (the "Offering") the Special Warrants to a limited number of "accredited investors" (as that term is defined by Rule 501(a) of Regulation D ("Regulation D") of the Securities Act of 1933, as amended (the "Act"); and

        WHEREAS, the Subscriber desires to purchase the number of Special Warrants set forth on the Signature Page hereof on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

                                    ARTICLE I

           SUBSCRIPTION FOR SPECIAL WARRANTS AND TERMS OF SUBSCRIPTION
           -----------------------------------------------------------

     Subject to the terms and conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the number of Special Warrants as is set forth upon the Signature Page hereof against payment made by personal or business check, or money order made payable to Empire Minerals Corp. in connection with the Subscription.

     1.1 The Subscriber hereby authorizes and directs the Company to deliver the certificate for the Special Warrants to be issued to the Subscriber pursuant to this Agreement to the address indicated on the Signature Page hereto.

     1.2 The Company's agreement with each Subscriber is a separate agreement and the sale of Special Warrants to each Subscriber is a separate sale.

     1.3 The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time subscribed for by the Subscriber, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber's subscription. The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, except as required by law, and, as such, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder.

     1.4 The Company may at any time: (i) increase the offering price for subscriptions not executed; or (ii) terminate the Offering.

     1.5 In the event that the Conversion Conditions are not met by December 31, 2007, the Company shall pay each subscriber following the failure to meet such deadline 1% of the total subscription amount paid by each subscriber monthly in arrears in US Dollars within ten days of the end of each month or part thereof that the Conversion Conditions are not met.

                                   ARTICLE II

                          REPRESENTATIONS BY SUBSCRIBER
                          -----------------------------

       In addition to the representations and warranties set forth in Article V and elsewhere in this Agreement, the Subscriber, represents, warrants and acknowledges to the Company that:

     2.1 The Subscriber recognizes that: (i) the purchase of the Special Warrants involves a high degree of risk, is speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and/or the Special Warrants; (ii) the subscriber may not be able to liquidate its investment; (iii) transferability of the Shares is extremely limited; and, (iv) in the event of a disposition of the Special Warrants, the Subscriber would sustain the loss of its entire investment.

     2.2 The Subscriber represents that the Subscriber is an "accredited investor", as indicated by the Subscriber's responses to the questions contained in Article V.

     2.3 The Subscriber hereby acknowledges that it has been furnished with, (i) the Confidential Memorandum Supplement containing additional information relating to the Company, including risk factors (the "Confidential Memorandum"). This Agreement and the Confidential Memorandum are collectively referred to herein as the "Offering Documents." The Subscriber has carefully reviewed the Offering Documents and is familiar with and understands the terms of the Offering, including the rights to which the Subscriber is entitled under this Agreement. The Subscriber specifically acknowledges and is familiar with the Risk Factors set forth in the Confidential Memorandum.

     2.4 The Subscriber further represents and warrants that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, as well as its investment advisor, attorney and/or accountant, has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber has requested concerning the terms and conditions of the Offering and the Company.

     2.5 The Subscriber has relied solely upon the Offering Documents provided by the Company in making the Subscriber's decision to invest in the Special Warrants and has not relied upon any other representation or other information (whether oral or written) from the Company, or any agent, employee or affiliate of the Company or any other third party other than as set forth in the Offering, and the results of Subscriber's own independent investigation. The Subscriber acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the offering from any party other than the Company.

     2.6 The Subscriber represents that no Special Warrants were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

     2.7 The Subscriber understands that the Special Warrants have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Special Warrants for the Subscriber's own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Special Warrants to any other Person.

     2.8 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Special Warrants, Shares and Warrants substantially as set forth below, that such Special Warrants, Shares and Warrants have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Shares.

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE 1S IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     2.9 The Subscriber agrees to supply the Company, within five (5) days after the Subscriber receives the request therefore from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable.

     2.10 The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber and Subscriber will hold the Company harmless from all liability, damages, costs and expenses resulting from any breach thereof.

     2.11 The Subscriber acknowledges that the information contained in the Offering Documents or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither be used by the Subscriber for the Subscriber's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason, notwithstanding that the Subscriber's Subscription may not be accepted by the Company.

     2.12 The Company is under no obligation to, and there can be no assurance that, the Company will receive or accept subscriptions for the aggregate number of Special Warrants that may be sold by the Company pursuant to the Offering.

                                   ARTICLE III

                 REPRESENTATIONS BY AND COVENANTS OF THE COMPANY
                 -----------------------------------------------

     3.1 The Company hereby represents and warrants to the Subscriber that, (i) the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to sell and issue the Special Warrants and perform its obligations with respect to the Agreement in accordance with the terms hereof and (ii) when executed and delivered by the Company, the Agreement will be duly executed and delivered by the Company.

     3.2 The Company hereby covenants with the Subscriber that it will use its best efforts to cause the Conversion Conditions to be met on before December 31, 2007, and if applicable, thereafter.

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

     4.1 Any notice or other communication to the Company given hereunder shall be 1 med sufficient if in writing and sent by registered or certified mail, return receipt requested, delivered by hand against written receipt therefore. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received. The address for such notices and communications shall be as follows:

         If to the Company:   Empire Minerals Corp.
                              410 Park Avenue, 15th Floor
                              New York NY 10022
                              Attn.: President

         If to a Subscriber:  To the address set forth under such Subscriber's name on the Signature Page hereto.

     4.2 Except as otherwise provided herein this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. The Subscriber may not assign its rights and/or obligations under this Agreement without the express written consent of Company.

      4.4 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE EXCLUSIVE FORUMS FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

     4.5 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

     4.6 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

     4.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     4.8 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     4.9 The Subscriber agrees not to issue any o public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

     4.10 The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other amounts owing to or claimed by any such person or firm acting on behalf of the Subscriber hereunder.

     4.11 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

                                    ARTICLE V

                       CONFIDENTIAL INVESTOR QUESTIONNAIRE
                       -----------------------------------

     5.1 Each person who desires to invest in Company, purchasing Shares as pursuant to this Agreement and the Offering, must carefully and accurately complete this Article V. The purpose of this questionnaire is to allow the Company to make a reasonable determination as to whether each prospective investor is qualified under applicable securities laws to purchase shares and/or invest monies. This questionnaire completion and/or receipt of this questionnaire does not constitute an offer to sell or a solicitation of an offer to buy a security.

     5.2 ACCREDITED INVESTOR. The Subscriber represents and warrants that he, she or it is an 'Accredited Investor' and comes within one category marked below, and that for any category marked, Subscriber has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ____     The undersigned is an individual (not a partnership,
                    corporation, etc.), whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.
                    Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ____     The undersigned is an individual (not a partnership,
                    corporation, etc.) who had an income in excess of $200,000.00 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000.00 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.


Category C ____     The undersigned is a director or executive officer of the
                    Company which is issuing and selling the Shares.

Category D ____     The undersigned is a bank; a savings and loan association;
                    insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

                    ____________________________________________________________

Category E ____     The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors
                    Act of 1940. (describe entity) _____________________________
                    ____________________________________________________________

Category F ____     The undersigned is either a corporation, partnership,
                    Massachusetts business trust, or non-profit organization
                    within the meaning of Section 501(c)(3) of the Internal
                    Revenue Code, in each case not formed for the specific
                    purpose of acquiring the Shares and with total assets in
                    excess of $5,000,000. (describe entity) ____________________
                    ____________________________________________________________


Category G ___      The undersigned is a trust with total assets in excess of
                    $5,000,000, not formed for the specific purpose of acquiring the Shares where the purchase is directed by a "sophisticated investor" as defined in Regulation
                    506(b)(2)(ii) under the Act.

Category H ____     The undersigned is an entity (other than a trust) in which all of the equity owners are "accredited investors" within one or more of the above categories. If relying upon this
                    Category alone, each equity owner must complete a separate copy ofthis Agreement. (describe entity)
                    ____________________________________________________________

Category I ____     The undersigned is not within any of the categories above
                    and is therefore not an accredited investor.

     The Subscriber agrees to notify the Company at any time on or prior to the purchase and issuance of the Shares in the event that the representations and warranties herein, and in this Agreement, shall cease to be true, accurate and complete.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     5.3 MANNER IN WHICH TITLE IS TO BE HELD (circle one)


     (a) Individual Ownership
     (b) Community Property
     (c) Joint Tenant witll Right of Survivorship (both parties must sign)
     (d) *Partnership
     (e) Tenants in Common
     (f) *Company
     (g) *Trust
     (h) *Other

*If the Subscriber is an entity asterisked above, please complete the attached Certificate of Signatory.

     5.4 NASD AFFILIATION

     Are you affiliated or associated with an NASD member firm (please check one):

     Yes ________     No _________

     If Yes, please describe:
     ___________________________________________________________________________

     ___________________________________________________________________________










                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                 SIGNATURE PAGE

  Acknowledges and agrees to the terms of the foregoing Subscription Agreement.

Dated: ________________,2007.


By:________________________________     By:_____________________________________
   Signature                               Signature (if purchasing jointly)

___________________________________     ________________________________________
Name Typed or Printed                          Name Typed or Printed

___________________________________     ________________________________________
Entity Name

___________________________________     ________________________________________
Address                                 Address

___________________________________     ________________________________________
City, State and Zip Code                City, State and Zip Code

___________________________________     ________________________________________
Telephone                               Telephone

___________________________________     ________________________________________
Facsimile                               Facsimile

___________________________________     ________________________________________
EIN Tax ID # or Social Security #       EIN Tax ID # or Social Security #


___________________________________  X  $100,000 - US$0.50
Number of Units Subscribed                  Purchase Price
For by Subscriber


Name in which Shares should be issued/held:.____________________________________
If not Subscriber, Company must be notified in advance and approve the same.

     This Subscription Agreement is agreed to and accepted as ___________, 2007.

                                         EMPIRE MINERALS CORP.


                                         By: /s/ Pinchas Althaus
                                            ------------------------------------
                                            Name: Pinchas Althaus
                                            Title: Chairman & ChiefE Executive
                                                   Officer

                                                                  EXHIBIT 10.12b
                                                                  --------------


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE ACT OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                           SPECIAL WARRANT CERTIFICATE

                              EMPIRE MINERALS CORP.
             (Incorporated under the laws of the State of Delaware)




SPECIAL WARRANT
CERTIFICATE NO. SW-007                                3,000 000 SPECIAL WARRANTS

THIS IS TO CERTIFY THAT, for value received, ITF St. Peter Port Capital Ltd. (the "Special Warrantholder, or "Holder") is the registered holder of the number of special warrants (the "Special Warrants")stated above and is entitled to receive for each Special Warrant evidenced by this certificate, in the manner and subject to the restrictions and adjustments set forth herein, one unit (a "Unit") of Empire Minerals Corp. (the "Corporation") for no further payment. Each Unit shall consist, subject to adjustments, of one share of common stock of the Corporation (a "Common Share"), par value US$0.50 per share and in relation to each share issuable, after adjustment hereunder, one half of one share purchase warrant (each whole warrant, a "Warrant") Each Warrant is exercisable for one Common Share at an exercise price of US$0.65 for a period of two years from the date hereof (the "Closing Date"). The Warrants shall be governed by certificates substantially in the form and terms attached hereto as Schedule "B". All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the subscription agreement between the Special Warrantholder and the Corporation dated the date hereof.

The Special Warrants evidenced by this certificate will be automatically exercised (the "Automatic Exercise") into Units, without any action, including additional payment, on the part of the Special Warrantholder, on the third Business Day following: (i) the date on which a receipt is issued by the securities regulatory authorities for a (final) prospectus in relation to the filing of a (final) long form prospectus qualifying the distribution of the Common Shares and Warrants in Canada; (ii) the Toronto Stock Exchange issuing notice of the approval of the Common Shares and shares underlying the Warrants for trading thereon; (iii) a resale registration statement being declared effective clearing the distribution of the Common Shares and Warrants in the United States, and (iv) the Corporation confirming in writing to the special warrant agent that the conditions in (i), (ii) and (iii) above have been fulfilled and that all other regulatory or other approvals have been received (the f the items set out at (i) - (iv) above being the "Conversion Conditions"). The obligation to file a resale registration statement clearing the distribution of the Common Shares and Warrants in the United States, shall continue notwithstanding the fulfilment of or default in the fulfilment of the Conversion Conditions set out in items (i), (ii) or (iv).

The right to acquire the Units may be exercised at the option of the Special Warrantholder at any time from the Closing Date and prior to the Automatic Exercise by:

(a) duly completing and executing the exercise form. (the "Exercise :Form") attached hereto as Appendix "A"; and

                                                                              2.


(b) surrendering this warrant certificate (the "Special Warrant Certificate"), with the Exercise Form to the Corporation at its principal address at 410 Park Avenue, 15th Floor, New York, NY 10022

The Special Warrants represented by this Special Warrant Certificate shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Corporation at the office referred to above, unless the Corporation accepts another form of delivery.

Upon the exercise of Special Warrants, the person or persons in whose name or names the Units issuable upon subscription of the Units are to be issued shall be deemed for all purposes to be the Special Warrantholder or Special Warrantholders of record of such Units and upon surrender of these Special Warrants, the Corporation covenants that it will cause a certificate or certificates representing such Units to be delivered or mailed to the person or persons at the address or addresses specified in by such person or persons within three Business Days.


The registered Special Warrantholder of these Special Warrants may acquire any lesser number of Units than the number of Units which may be purchased for the Special Warrants represented by this Special Warrant Certificate. In such event, the Special Warrantholder shall be entitled to receive a new Special Warrant Certificate for the balance of the Units which may be purchased. No fractional Common Shares or Warrants will be issued and no cash consideration will be paid in lieu of fractional Common Shares or Warrants.

In the event of certain alterations to the Common Shares, including any subdivision, consolidation or reclassification, and in the event of certain forms of reorganization of the Corporation, including any amalgamation, merger or arrangement, the Special Warrantholders of Special Warrants shall, upon subscription of the Special Warrants following the occurrence of any of those events, be entitled to receive the same number and kind of securities that they would have been entitled to receive had they subscribed for their Special Warrants immediately prior to the occurrence of those events more fully described below.

The certificates representing the Common Shares and Warrants, if issued prior to a resale registration statement becoming effective, and all certificates issued in substitution or conversion thereof, will bear a legend substantially in the following form:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECUREEIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

In addition, Warrants shall bear another legend substantially in the following form:

     "THIS WARRANT [AND IF TRE REGISTRATION STATEMENT HAS NOT BECOME EFFECTIVE AT THE TIME OF ISSUANCE OF THE WARRANTS, ADD THE FOLLOWING: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES

                                                                              3.

     LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. 1'FRSON" ARE AS DEFINED BY REGULATIONS "UNDER TIIE1 933 ACT."

provided that, if at any time, in the opinion of counsel to the Corporation, such legends are no longer necessary or advisable under any such securities laws, or the holder of any such legended certificate, at the holder's expense provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel satisfactory to the Corporation) to the effect that such legends are not required, such legended certificate may thereafter he surrendered to the Corporation in exchange for a certificate which does not bear such legend.

1.1  Adjustment of Number of Common Shares

(a) Adjustment: The rights of the holder of any Special Warrant, including the number of Common shame, issuable upon the conversion of such Special Warrant, shall be adjusted from time to time in the events and in the manner provided in, and in accordance with the provisions oft this section
     1.1. the Share Rate (as defined hereinafter) in effect on any date shall be subject to adjustment from time le time as follows:

     (i) If at any time fmm the date hereof to the date of Automatic Exercise (the "Adjustment Period") the Corporation shall.

          A. fix a record date for the issue of, or issue. common shares to the holders of all or substantially, all of the outstanding Common Shares by way of a stock dividend;

          B. fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in common shares or securities convertible into common shares (other than a distribution which constitutes a Rights Offering (as defined hereinafter) or a Special Distribution (as defined hereinafter));


          C. subdivide the outstanding common shares shares into a greater number of common shares; or

          D. consolidate the outstanding common shares into a smaller number of common shares:

          (any of the events in subclauses A, B, C and D above being herein called a "Common Share Reorganization"), the Share Rate shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the number determined by multiplying the Share Rate in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

          A. the numerator of which shall be the number of common shares which will be outstanding immediately after 'it ing effect to such Common Mate Reorganization (including in the case of a dish ihteion of securities exercisable or convertible into Common Shares the number of Common Shares which would be outstanding had such securities been exercised or converted into Common Shares on such date); and

          B. the denominator of which shall be the number of common shares outstanding on such record date or effeetive date, as the case may be, before giving effect to such Common Share Reorgination.

                                                                              4.


          To the extent that any adjustment in the Share Rate occurs pursuant to this paragraph 1.1(a)(i) as a result of the fixing by the Corporation of a record date for the issue or distribution of securities exercisable or convertible into Common Shares. the Share Rate shall be readjusted immediately after the expiry of any relevant exercise or conversion right to the Share Rate which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such espiry and shall be further readjusted in such manner upon the expiry of any further such right.

     (ii) it at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the hoiders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which the holders thereof are entitled, during a period expiring not more than forty-five days after the record date for such issue (such period being the "Rights Period"), to subscribe for or purchase common shares or securities exercisable or convertible into Common Shares at a price per share to the holder thereof (or in the case of securities exercisable or convertible into common shares, at an exercise or conversion price per share) which is less than 95% of the Current Market Price (as defined hereinafter) at the Common Shares at, of such record date (any of such events being called a "Rights Offering"), the Share Rate shall be adjusted effective immediately after the record date for such Rights Offering to the number determined by multiplying the Share Rate in effect on such record date by a fraction.

          A. the numerator of which shall be the sum of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exercisable or convertible into Common Shares the number of Common Shares for or into which such securities may he exercised or converted); and

          B.   the denominator of which shall be the aggregate of:

               I. the number of Common Shares outstanding on the record date for the Rights Offering, and

               II.  the quotient determined by dividing

                    (1) either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the Price hIlirh such Common Shares are offered, or, (h) the product of Me t el the or conversion price of the securities so offered and the numiier of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exercised or converted, as the case may be, by

                    (2) the Current Market Price of the Common Shares as of the record date the Rights Offering.

          If by the terms of the rights, options, or warrants referred to in this paragraph 1.1(i), there is more than one purchase, exercise or conversion price per common share, the aggregate price of the total number of addititid common shares offered for subscription or purchase, or the aggregate exercise, or canversien price of the exercisable or convertible securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, exercise or conversion price per Common Share, as the case may be. any Common shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Share Rate

                                                                              5.


          occurs pursuant to this paragraph 1.1(a)(ii) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this paragraph 1.1(a)(ii), the Share Rate shall be readjusted immediately after the expiry of any relevant exercise or conversion rihht to the Share Rate which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

    (iii) If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of:

          A.   shares of the Corporation of any class other than Common Shares;

          B. rights, options or warrants to acquire Common Shares or securities exercisable or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than forty-five days after the record date for such issue, to subscribe for or purchase Common Shares or securities exercisable or convertible into Common Shares at a price per share (or in the case of securities exercisable or convertible into Common Shares at an exercise or conversioe price per share) which is at least 95% of the Current Market Price of the Common Shares as of such record date);

          C.   evidences of indebtedness of the Corporation; or

          D.   any property or assets of the Corporation;

          and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), the Share Rate shall be adjusted effective immediately after the record date for the Special Distribution to the number determined by multiplying the Share Rate in effect on the record date for the Special Distribution by a fraction.

               I. the numerator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares as of such record date; and

               II.  the denominator of which shall be the difference between

                    (1) the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares of as such record date, and

                    (2) the value, as determined by the directors of the Corporation, to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution.

          Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purposes of such calculation. To the extent that any adjustment in the Share Rate occurs pursuant to this paragraph 1.1(a)(iii) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights,. options or warrants to acquire Common Shares or securities exercisable or convertible into Common Shares referred to in this paragraph 1.1(b)(iii), the Share Rate shall he readjusted

                                                                              6.


          immediately after the expiry of any relevant exercise or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

     iv)  If at any time during the Adjustment Period there shall occur:

          A. a reclassification or redesigailtion of the Common Shares, any change of the Common Shares into outher shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

          B. a consolidation, amalgamation or merger of the Corporation with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities;
               or

          C. the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

          (any of such events being called a "Capital Reorganization"), after the effective date of the Capital Reorganization the Holder shall be entitled to receive, and shall accept, upon conversion of the Special Warrants in lieu of the number of Common Shares to which the Holder was theretofor entitled upon the conversion of the Special Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares which the holder was theretfore entitled to purchase or receive upon the conversion of the Special Warrants. If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Special Waraants with respect to the rights and interests thereafter of the Holder to the end that the provisions hereof shall thereafter correspondingly be made applicable as nearly as reasonably possible in relation to any shares or other securities or property thereafter deliverable upon the conversion of the Special Warrants.

(b) Deferral of Adjustment: In any case in which this section 1.1 shall require that an adjustment shall become effective immediately after a record date, or an effective date of, an event referred to in this section the Corporation may defer, until the occurrence and consummation of such event, issuing to the Special. Warrantholder converted after such record date or effective date and before the occurrence and consummation of such event the additional Common Shares or other shares or securities or property issuable upon such conversion by reason of the adjustment required by such event, provided, however, that, subject to subsection 1.1(c) hereof, the Corporation shall deliver to the Special Warrantholder an appropriate instrument evidencing the right of the Special Warrantholder to receive such additional Common Shares or other shares or securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Common Shares or other shares securities or property declared in favour of the holders of record of Common Shares or of such other shares or ssecurities or property on or after the date on which the Special Warrants are converted or for Common Shares or such later date as the Special Warrantholder would, but for the provisions of this subsection, have become the holder of record of such additional Common Shares or of such other shares or securities or property pursuant to subsection 1.1(a) hereof.

(c) Adjustments Cumulative: The adjustments provided for in this section 1.1 are cumulative, shall, in the case of any adjustment to the Share Rate, be computed to the nearest one one-hundredth of a Common Share and shall apply (without duplication) to successive subdivisions, consolidations, distributions, issues or other events in any adjustment under the

                                                                              7.


     provisions of this section 1.1, provided than notwithstanding any other provision of this section 1.1, no adjustment to the Share Rate will be required (i) unless such adjustment would require an increase or decrease of at least one per cent in the Share Rate then in effect (provided, however, that any adjustment which by reason of this subsection 1.1(c) is not required to be made will be carried forward and taken into account in any subsequent adjustment), (ii) if, in respect of any event described in this section 1.1 the holders of Special Warrants are entitled to participate in such event on the same terms, with the necessary changes, as if the Special Warrants had been converted prior to or on the effective date of or record date for such event, (iii) in respect of Common Shares issuable or issued pursuant to any share incentive plan in force from time to time for directors, officers or employees of the Corporation or of subsidiaries of the Corporation or (iv) in respectt of any Common Shares issuable or issued upon the conversion of the Special Warrants. Notwithstanding any other provision of this section 1.1, no adjustment of the Share Rate shall be made which would result in a decrease in the number of Common Shares issuable upon the conversion of the Special Warrants, except in Respect of a consolidation of the outstanding Common Shares or an event mreferred to in paragraph 1.1(a)(iv) hereof.

(d) Resolution of Questions: If any question arises with respect to the adjustments provided in this section 1.1, such question shall be conclusively determined by the auditors of the Corporation or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation and is acceptable to the holder. Such accountants shall have access to all necessary records of the Corporation and such determination shall he binding upon the Corporation and the Holder.

(e) Other Actions: If and whenever at any time during the Adjustment Period, the Corporation shall take any action affecting or relating to the Common Shares other than any described in this section 1.1, which in the opinion of the directors of the the Corporation would prejudicially affect the rights of the Special Warrantholder, the Share Rate will be adjusted by the directors or the Corporation in such manner, if any, and at such time, as the directors of the Corporation may reasonably determine to be equitable in the circumstances to such holder. Failure of the taking of action by the directors so as to provide for an adjustment prior to the record date or effective date of any action by the Corporation affecting the Share Rate shall he deamed to be conclusive evidence that the directors of the Corporation have determined that it is equitable to make no adjustment in the circumstances.

(f) Additional Actions: As a condition precedent to the taking of any action which would require an adjustment in any of the rights of the Special Wiarranthoider under the Special Warrants, including the Share Rate, the Corporation will take any action may, in .the opinion of counsel to the Corporation, be necesary in order that the Corporation, or any successor to the Corporation or successor to the undertaking and assets of the Corporation, will be obligated to and may validly and legally issue all of the Common Shares or other securities or property which the Holder would be entitled to receive thereafter on the conversion thereof in accordiince with the provisions hereof.

(g) Notic: At least 10 days before the earlier of the record date or or effective date for any event referred in this section 1.1 that requires or might require an adjustment in any of the rights of the Special Warrantholder under the Special Warrants, the Share Rate, the Corporation will give notice to the Holder at the address set out in the Special Warrant resister maintained by the Corporation of the particulars of such event, and, to the extent determinable, any adjustment required, in accordance with the provisions of this Special Warrant Certificate. Such notice need only set forth such particulars as have been determined at the date such notice is given. lf any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will give notice to the Special Warrantholder of such adjustment.

(h) Definitions: In this section unless there is something in the subject matter or context inconsistent therewith:

                                                                              8.


     (i) "Current Market Price" of a Common Share at any date means the price per share equal to the weighted average price at which Common Shares have traded a recognized stock exchange for any 20 consecutive Trading Days selected by the directors of the Corporation commencing not more than 30 Trading Days before such date and ending no less than five Trading Days prior to such date, or if the Common Shares are not then listed on any stock exchange, then on the over-the-counter market with the weighted average price per Common Share being determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said 2O consecutive Trading Days by the aggregate number of Common Share it sold or, if the Common Shares are not then traded on any recognized market or or exchange, as determined by the directors of the Corporation, acting reasonably.

     (ii) "Share Rate" means the number of Common Shares which are issuable upon the conversion of each Special Warrant in accordance herewith, subject to adjustment as provided herein, and which on the date hereof is one Common Share; and

    (iii) "Trading Day" with respect to a stock exchange means a day on which such stock exchange is open for business and with respect to the over-the-counter market means a day on which the over-the-counter market is open for business.

1.2  Entitlement to Shares on Exercise of Special Warrant

All shares of any class, other securities or property which a Special Warrantholder is at the time in question entitled to receive on the exercise of its Special Warrant, whether or not as a result of adjustments made pursuant to this section, shall, for the purposes of the interpretation of this Special Warrant Certificate, be deem to be shares or securities which such Special Warrantholder is entitled to acquire pursuant to such Special Warrant.

The Corporation may deem and treat the registered owner of any Special Warrant Certificate as the absolute owner of the Special Warrant represented tehreby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. A Special Warrantholder shall be entitled to the rights evidenced by its Special Warrant Certificate free from all equities or rights of set off or counterclaim between the Corporation and the original or any intermediate Special Warrantholder thereof and all Persons may act accordingly and the receipt of any such Special Warrantholder of the Units which may be acquired pursuant thereto shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into title of any such Special Warrantholder except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

1.3  Liquidity Incentive

If the Corporation does not fulfil the Conversion Conditions prior to December 31, 2007 (the "Penalty Date"), the Corporation shall thereafter pay each Warrantholder 1% of the total cost of subscription for these Special Warrants per month (the "Penalty Rights"), payable in U.S. dollars monthly in arrears within ten (10) days of the end of each month or part thereof that the Converstion Conditions are unsatisfied. In any event, the Penalty Rights of each

                                                                              9.


Special Warrantholder shall terminate on the day after the second anniversary of the Penalty Date.

1.4  Miscellaneous

The holding of the Special Warrant evidenced by this Special Warrant Certificate shall not constitute the Special Warrantholder hereof a shareholder of the Corporation or entitle the Special Warrantholder to any right or interest in respect thereof except as expressly provided in this Special Warrant Certificate.

Certificates representing Common Shares or other shares, securities or property issued upon conversion of the Special Warrants will bear such legends as counsel to the Corporation considers necessary and appropriate.

The Special Warrants evidenced by this Special Warrant Certificate may not be transferred except with the written consent of the Corporation.

Compliance with securities legislation applicable to the Special Warrantholders is the responsibility of the Special Warrantholder or its transferee.

NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE EXCLUSIVE FORUMS FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

Neither the Special Warrants represented by this Special Warrant Certificate nor the Common Shares or Warrants issuable upon exercise of such Special Warrants have been registered under the United States Securities Act of 1933, as amended, (the "Act") and, therefore, neither may be offered, sold or otherwise transferred with the United States or to, or for the account or benefit of United States Persons. Therms used in this paragraph have the meanings given them by Regulation S under the Act.




                  -Remainder of Page Intentionally Left Blank-

                                                                             10.




IN WITNESS WHEREOF the Corporation has caused this Special Warrant Certificate to be signed by its duly authorized officer as of the 15th of August, 2007.

                                        EMPIRE MINERALS CORP.

                                        By: /s/ Diego E. Roca
                                           -------------------------------------
                                           Name: Diego E. Roca
                                           Title: Executive Vice President &
                                                  Chief Financial Officer

                                        I have authority to bind the Corporation

                                                                             11.



                         APPENDIX "A" TO SPECIAL WARRANT

                             NOTICE OF EXERCISE FORM
                             ----------------------


TO:  EMPIRE MINERALS CORP.

     The undersigned registered Special Warrantholder represented by this Special Warrant Certificate hereby exercises the right of such holder to be issued, and hereby subscribes for, the Common Shares and Warrants which are issuable pursuant to the conversion of such Special Warrants on the terms specified in the Special Warrant Certificate.

     The undersigned hereby irrevocably subscribes for the number of Common Shares and Warrants of Empire Minerals Corp. (the "Corporation") be issued, registered and delivered as follows:

Name(s) in Full and Social                                      Number of Common
   Insurance Number(s)                Address(es)                    Shares


___________________________   _____________________________   __________________

___________________________   _____________________________   __________________

Taxpayer Identification. Number, if applicable: ________________________________

The undersigned represents, warrants and certifies as follows (one (only) of the following, must be checked):

[ ]       A.   The undersigned holder (i) at the time of exercise of the Special
               Warrant is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and is not exercising the Special Warrant on behalf of a "U.S. person"; and
               (iii) did not execute or deliver this exercise form in the United
               States.

 [ ]      B.   The undersigned holder (i) purchased the Special Warrants
               directly from the Corporation pursuant to a written subscription agreement for the purchase of Special Warrants, (ii) is exercising the Special Warrant solely for its own account and not on behalf of any other Person; and (iii) was an "accredited investor", as that term is defined in Regulation D under the U.S.
               Securities Act, both on the date the Special Warrants were acquired from the Corporation and on the date of exercise of the Special Warrant.

[ ]       C.   The undersigned holder has delivered to the Corporation an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Corporation) to the effect than an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Certificates will not be registered or delivered to an address in the United States unless Box "C" above is checked. If Box "C" above is checked, holders are encouraged to consult with the Corproation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation.

                                                                             12.


DATED this ____ day of ______________________, 200__.


______________________________________    ______________________________________
Signature Guarantee                       Signature
                                          (Signature of Special Warrantholder
                                          must correspond with the name that
                                          appears on the face of the Special
                                          Warrant certificate)


                                          ______________________________________
                                          (Name in Full-Please print)

                                          (Address)_____________________________

                                          ______________________________________

                                          ______________________________________

                                          (Telephone Number)

                                          ______________________________________

Notes:

1. Instructions for exercising Special Warrants are on the face page of the Special Warrant Certificate.

2. If the Exercise Form indicates that the Common Shares are to be issued to a person or persons other than the registered Special Warrantholder of the Special Warrant Certificate, the signature of such Special Warrantholder on the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

3. If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

                                                                             13.

                                  SCHEDULE "B"

                          FORM OF WARRANT CERTIFICATE
                          ---------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE ACT OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                              WARRANTS TO PURCHASE
                     COMMON SHARES OF EMPIRE MINERALS CORP.

WARRANT
CERTIFICATE NO. WC-007                                        1,500,000 WARRANTS

THIS IS TO CERTIFY for value received ITF St. Peter Port Capital Ltd. (the "Warrantholder" or "Holder") has the right to subscribe for and purchase, from Empire Minerals Corp., a corporation incorporated under the laws of the State of Delaware (the "Corporation") 1,500,000 shares ("Warrant Shares) of common stock of the Corporation ("Common Shares"), at a purchase price (the purchase price in effect from time to time being called the "Exercise Price") of US$0.65 per Common Share, subject to adjustment as provided herein, for a period of two years from the date hereof (the "Closing date") ("Expiry Time"). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the subscription agreement between the Corporation and the Warrantholders dated the date hereof.

The Corporation agrees that the Warrant Shares purchased pursuant to the exercise of the Warrants shall be deemed to be issued to the Warrantholder as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such Warrant Shares as provided in this Warrant Certificate.

Nothing contained herein shall confer any right upon the Warrantholder to subscribe for or purchase any Warrant Shares at any time after the Expiry Time and from and after the Expiry Time of the Warrant Shares and all rights under this Warrant Certificate shall be void and of no value.

The above provisions are subject to the following:

1.1  Exercise Warrant

(a) Exercise: Exercise of the purchase rights represented by this Warrant Certificate may be made, in whole or in part, at any time or times on or before the Expiry Time by delivery to the Corporation of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto; and, within three Business Days of the date said Notice of Exercise is delivered to the Corporation, the Corporation shall have received payment of the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier's check drawn on a United States or Canadian bank. Notwithstanding anything herein to the contrary, the Warrantholder shall not be required to physically surrender this Warrant Certificate to the Corporation until the Warrantholder has purchased all of the Warrant Shares available hereunder and the Warrant Certificate has been exercised in full, in which case, the

                                                                             14.


     Warrantholder shall surrender this Warrant Certificate to the Corporation for cancellation within three Business Days of the date the final Notice of Exercise is delivered to the Corporation.

(b) Partial Exercise: Partial exercises of this Warrant Certificate resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Share purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Warrantholder and the Corporation shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Corporation shall deliver any objection to any Notice of Exercise Form within one Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Corporation shall be controlling and determinative in the absence of manifest error. The Warrantholder and any assignee, by acceptance of this Warrant Certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

1.2 Not a Shareholder: The holding of the Warrant Shares shall not constitute the Warrantholder a shareholder of the Corporation nor entitle the Warrantholder to any right or interest in respect thereof except as expressly provided in this Warrant Certificate.

1.3 Covenants and Representations: The Corporation hereby represents and warrants that it is authorized to create and issue the Warrant Shares and hereby covenants and agrees that it will cause the Warrant Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate representing such Warrant Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Warrant Shares to satisfy the right of purchase provided for in this Warrant Certificate. The Corporation hereby further covenants and agrees that it will at its expense expeditiously use its best efforts to obtain the listing of such Warrant Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Shares may be listed from time to time. All Warrant Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefore of the amount at which such Warrant Shares may be pursuant to the provisions of this Warrant Certificate, shall be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate.

1.4  Anti-Dilution Protection:

    1.4.1 Definitions: For the purpose of this section 1.4, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:

          (a) "Adjustment Period" means the period commencing on the date of issue of the Warrants and ending at the Expiry Time;

          (b) "Current Market Price" of a Common Share at any date means the price per share equal to the weighted average price at which Common Shares have traded a recognized stock exchange for any 20 consecutive Trading Days selected by the directors of the Corporation commencing not more than 30 Trading Days before such date and ending no less than five Trading Days prior to such date, or if the Common Shares are not then listed on any stock exchange, then on the over-the-counter market with the weighted

                                                                             15.


               average price per Common Share being determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said 2O consecutive Trading Days by the aggregate number of Common Share it sold or, if the Common Shares are not then traded on any recognized market or or exchange, as determined by the directors of the Corporation, acting reasonably.

          (c) "Director" means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action "by the directors" means action by the directors of the Corporation as a board or, wheever empowered, action by the executive committee of such board; and

          (d) "Trading Day" with respect to a stock exchange or over-the-counter means a day on which such stock exchange or market is open for business.

1.4.2 Adjustments: The Exercise Price and the Common Shares issuable to the Warrantholder shall be subject to adjustment from time to time in the events and in the manner r]provided as follows:

          (a) If at any time during the Adjustment Period the Corporation shall:

               (i) fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

              (ii) fix a record date for the distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exercisable or convertible into Common Shares (other than a distribution which constitutes a Rights Offering (as hereinafter defined) or a Special Distribution (as hereinafter defined));

             (iii) subdivide the outstanding Common Shares into a greater number of Common Shares; or

              (iv) consolidate the outstanding Common Shares into a smaller number of Common Shares;

               (any of such events in subclause (i), (ii), (iii) and (iv) above being herein called a "Common Share Reorganization"), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purpose of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

                    (A) the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

                    (B) the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exercisable or convertible into Common Shares the number of Common Shares that would have been

                                                                             16.



                         outstanding had such securities been exercised or exchanged for or converted into Common Shares on such date).

                    To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 1.4.2(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exercisable or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise or conversion right to the Exercise Price which would then be in effect based on the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

          (b) If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares or rights, options or warrants pursuant to which such holders are entitled, during a period expiring no more than forty-five days after the record date for such issue (such period being the "Rights Period"), to subscribe for or purchase Common Shares or securities exercisable or convertible into Common Shares at a price per share to the holder (or in the case of securities exercisable or convertible into Common Shares, at an exercise or conversion price per share) of less than 95% of the Current Market Price of the Common Shares as of such record date (any of such events being called a "Rights Offering"), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

               (i)  the numerator of which shall be the aggregate of

                    (A) the number of Common Shares outstanding on the record date for the Rights Offering; and

                    (B)  the quotient determined by dividing

                         (1) either (a) the produce of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exercise or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exercised or converted, as the case may be, by

                         (2) the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

              (ii) the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exercisable or convertible into Common Shares the number of Common Shares for or into which such securities may be exercised or converted).

                                                                             17.


               If by the terms of the rights, options, or warrants referred to in this paragraph 1.4.2(b)(ii), there is more than one exercise or conversion price per Common Share, the aggregate price of the total number of additional Warrant Shares offered for subscription or purchase, or the aggregate exercise or conversion price of the exercisable or convertible securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest exercise or conversion price per Common Share, as the case may be. Any Common Share owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price Occurs pursuant to this paragraph 1.4.2(b)(ii) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights or warrants referred to in this paragraph 1.4.2(b)(ii), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

          (c) If at any time during the Adjustment Period the Corporation shall fix a record date for the issuance or distribution to the holders of all or substantially all of the outstanding Common Shares of:

               (i) shares of the Corporation of any class other than Common Shares;

              (ii) rights, options or warrants to acquire Common Shares or securities exercisable or convertible into Common Shares (other than rights, options or warrants pursuant to which holder of Common Shares are entitled, during a period expiring not more than forty-five days after the record date for such issue, to subscribe for or purchase Common Shares or securities exercisable or convertible into Common Shares at a price per share (or in the case of securities convertible into Common Shares at a conversion price per share) at the date of issue of such securities to the holder of at least 95% of the Current Market Price of the Common Shares on such record date);

             (iii)  evidences of indebtedness of the Corporation; or

              (iv)  any property or assets of the Corporation;

               and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

                    (A)  the numerator of which shall be the difference between

                         (1) the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

                         (2) the fair value as determined by the directors of the Corporation, to the holders of Common Shares of the shares, rights, options, warrants,

                                                                             18.

                              evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

                    (B) the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares of such record date.

               Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 1.4.2(iv)(B) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Warrant Shares or securities exercisable or convertible into Common Shares referred to in this clause 1.4.2(iv)(B), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

          (d)  If at any time during the Adjustment Period there shall occur:

               (i) a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

              (ii) a consolidation, amalgamation or merger of the Corporation with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities;

             (iii) the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

               (any of such events being called a "Capital Reorganization"), after the effective date of the Capital Reorganization the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrant Shares, in lieu of the number of Common Shares to which the Warrantholder was theretofor entitled upon the exercise of the Common Shares, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares which the Warrantholders was theretofore entitled to purchase or receive upon the exercise of the Warrant Shares. If necessary, as a result of any such Capital Reorganization, appropriate adjustment shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrant Shares.

                                                                             19.


          (e) If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of paragraphs 1.4.2(b)(i), (ii) or (iii) of this Warrant Certificate, then the number of Common Shares purchasable upon the subsequent exercise of the Warrant Shares shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Warrant Shares immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

     1.4.3 Rules: The following rules and procedures shall be applicable to adjustment made pursuant 1.4.2 of this Warrant Certificate:

          (a) Subject to the following paragraphs of this paragraph 1.4.3, any adjustments made pursuant to paragraph 1.4.2 of this Warrant Certificate shall be made successively whenever an event referred to therein shall occur.

          (b) No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price and no adjustment shall be made in the number of Common Shares purchasable or issuable on the exercise of the Warrant Shares unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except of the provision of this paragraph 1.4.3(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of paragraph
               1.4.3 of this Warrant Certificate, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of the Warrant Shares (except in respect of a consolidation of the outstanding Common Shares or an event referred to in paragraph 1.4.2(iv) hereof).

          (c) If at any time during the adjustment Period the Corporation shall take any action affecting the Common Shares, other than an action or event described in paragraph 1.4.2 of this Warrant Certificate, which in the opinion of the directors would have a material adverse effect upon the rights of the Warrantholder, the Exercise Price and/or the number of Common Shares purchasable under the Warrant Shares shall be adjusted in such manner and at such time as the directors may determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

          (d) If the Corporation sets a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall thereafter and before the distribution to such holders of any dividend, distribution or subscription or purchase rights legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable under the Warrant Shares shall be required by reason of the setting of such record date.

          (e) No adjustment in the Exercise Price or in the number or kind of securities purchasable on the exercise of the Warrant Shares

                                                                             20.

               shall be made in respect of any event described in paragraph 1.4 of this Warrant Certificate if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised the Warrant Shares prior to or on the record date or effective date, as the case may be, of such event.

          (f) In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in paragraph 1.4.2 hereof, the Corporation may defer, until the occurrene of such event:

               (i) issuing to the Warrantholder, to the extent that the Warrant Shares are exercised after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; and

              (ii) delivering to the Warrantholder any distribution declared with respect to such additional Common Shares after such record date and before such event;

               provided, however, that the Corporation shall deliver to the Warrantholder an appropriate instrument evidencing the right of the Warrantholder upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrant Shares and to such distribution declared with respect to any such additional Common Shares issuable on the exercise of the Warrant Shares.

          (g) If a dispute shall at any time arise with respect to any adjustment of the Exercise Price or the number of Common Shares purchasable pursuant to the Warrant Shares, such dispute shall be conclusively determined by the auditors of the Corporation or if they are unable or unwillingly to act by such other firm of independent chartered accountants as may be selected by the directors.

     1.4.4 Taking of Actions: As a condition precedent to the taking of any action which would require an adjustment pursuant to paragraph 1.4.2 of this certificate the Corporation shall take any action which may, in the opinion of counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares of the Common Shares which the Warrantholder is entitled to receive in accordance with the provisions of this certificate.

     1.4.5 Notice: At least 21 days prior to the earlier of the record date or effective date of any event which requires or might require an adjustment in any of the rights of the Warrantholder under this certificate, including the Exercise Price or the number of Common Shares which may be purchased under this certificate, the Corporation shall deliver to the Warrantholder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this paragraph has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment. The Corporation hereby covenants and agrees that the register and transfers and share transfer books for the Common Shares will be open, and that the Corporation will not take any action which might deprive the Warrantholder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such 21 day period.

                                                                             21.


1.5 Further Assurances: The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, and assurance as the Warrantholder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.

1.6  Time of Essence: Time shall be of the essence of this Warrant Certificate.

1.7  Governing Law:

     NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE EXCLUSIVE FORUMS FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

1.8 Notices: All notices or other communications to be given under this Warrant Certificate shall be delivered by hand or by telecopier, and if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by telecopier, on the date of transmission if sent before 5:00 p.m. on a Business Day or, if such day is not a Business Day, on the first Business Day following the date of transmission.

     1.8.1 Notices to the Corporation shall be addressed to:

           Empire Minerals Corp.
           15th Floor
           410 Park Avenue
           New York, NY 10022

           Attention: Diego Roca
           Telecopier: (212) 202-4015

     1.8.2 Notices to the Warrantholder shall be addressed to the Warrantholder set out on the face page of this Warrant Certificate.

The Corporation and the Warrantholder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant Certificate.

1.9 Legends on Common Shares: Certificates representing Common Shares or other shares, securities or property issued upon the conversion of the Warrant Shares represented by this Warrant Certificate will bear such legends as counsel to the Corporation considers necessary or appropriate.

1.10 Lost Certificate: If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

                                                                             22.


1.11 Transfer: The Warrant Shares may not be transferred except with the written consent of the Corporation.

1.12 Restrictions on Exercise: Notwithstanding anything contained herein to the contrary, the rights represented by this Warrant Certificate shall not be exercisable by the Warrantholder, in whole or in part, and the Corporation shall not give effect to any such exercise, if, after giving effect to such exercise, the Warrant, together with any person or company acting jointly or in concert with the Warrantholder (the "Joint Actors") would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Corporation which is twenty percent (20%) or greater of the total issued and outstanding voting securities of the Corporation, immediately after giving effect to such exercise. For greater certainty, the rights represented by this Warrant Certificate shall not be exercisable by the Warrantholder, in whole or in part, and the Corporation shall not give effect to any such exercise, if, after giving effect to such exercise, the Warrantholder, together with its Joint Actors, would be deemed to hold a number of voting securities sufficient to materially affect the control of the Corporation. Prior to exercising the rights represented by this Warrant Certificate, the Warrantholder shall provide the Corporation with an officer's certificate stating that the number of voting securities of the Corporation held by the Warrantholder and its Joint Actors as of the date provided for in the exercise notice (the "Warrantholder Certificate") and the Corporation shall be entitled to rely on the Warrantholder Certificate in making any determinations regarding the total issued and outstanding voting securities of the Corporation to be held by the Warrantholder and its Joint Actors after giving effect to the exercise.

1.13 U.S. Restrictions: The Warrants and the Common Shares issuable upon the exercise of the Warrant Shares have not been registered under the United States Securities Act of 1933 (the "U.S. Securities Act") or any state securities laws. The Warrants may not be exercised in the United States (as defined in Regulation S under the U.S. Securities Act) unless these Warrant Shares and the Common Shares issuable upon exercise hereof have been registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of the ___ day of August 1007.




                                        EMPIRE MINERALS CORP.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        I have authority to bind the Corporation

                                                                             23.


                       APPENDIX "A" TO WARRANT CERTIFICATE

                             NOTICE OF EXERCISE FORM
                             ----------------------


TO:  EMPIRE MINERALS CORP.

     The undersigned registered Warrantholder represented by this Warrant Certificate hereby exercises the right of such holder to be issued, and hereby subscribes for, the Warrant Shares which are issuable pursuant to the conversion of such Warrants Shares on the terms specified in the Warrant Certificate.

     The undersigned hereby irrevocably subscribes for the number of Warrant Shares of Empire Minerals Corp. (the "Corporation") be issued, registered and delivered as follows:

Name(s) in Full and Social                                     Number of Warrant
   Insurance Number(s)                Address(es)                   Shares


___________________________   _____________________________   __________________

___________________________   _____________________________   __________________

Taxpayer Identification. Number, if applicable: ________________________________

The undersigned represents, warrants and certifies as follows (one (only) of the following, must be checked):

[ ]       A.   The undersigned holder (i) at the time of exercise of the Warrant
               Shares is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and is not exercising the Warrant Shares on behalf of a "U.S. person"; and
               (iii) did not execute or deliver this exercise form in the United
               States.

 [ ]      B.   The undersigned holder (i) purchased the Warrant Shares
               directly from the Corporation pursuant to a written subscription agreement for the purchase of Warrant Shares, (ii) is exercising the Warrant Shares solely for its own account and not on behalf of any other Person; and (iii) was an "accredited investor", as that term is defined in Regulation D under the U.S.
               Securities Act, both on the date the Warrant Shares were acquired from the Corporation and on the date of exercise of the Warrant Shares.

[ ]       C.   The undersigned holder has delivered to the Corporation an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Corporation) to the effect than an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Certificates will not be registered or delivered to an address in the United States unless Box "C" above is checked. If Box "C" above is checked, holders are encouraged to consult with the Corproation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation.

                                                                             24.


DATED this ____ day of ______________________, 200__.


______________________________________    ______________________________________
Signature Guarantee                       Signature
                                          (Signature of Warrantholder must
                                          correspond with the name that appears
                                          on the face of the Warrant
                                          Certificate)


                                          ______________________________________
                                          (Name in Full-Please print)

                                          (Address)_____________________________

                                          ______________________________________

                                          ______________________________________

                                          (Telephone Number)

                                          ______________________________________

Notes:

1. Instructions for exercising Warrant Shares are on the face page of the Warrant Certificate.

2. If the Exercise Form indicates that the Warrant Shares are to be issued to a person or persons other than the registered Warrantholder of the Warrant Certificate, the signature of such Warrantholder on the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

3. If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.